SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

Deutsche Emerging Markets Equity Fund
The fund’s Board of Trustees has approved a proposal by Deutsche Investment Management Americas Inc. (DIMA), the fund’s investment advisor, to terminate the sub-advisory agreement between DIMA and Deutsche Alternative Asset Management (Global) Limited (DAAM Global), an indirect, wholly-owned subsidiary of Deutsche Bank AG, effective on or about September 21, 2017.
Effective on or about September 21, 2017, the Statement of Additional Information is supplemented as follows:
DAAM Global will no longer serve as subadvisor to the fund and the reference to DAAM Global is hereby removed from the “DEFINITIONS” section of Part I of the fund’s Statement of Additional Information.
Please Retain This Supplement for Future Reference
September 21, 2017
SAISTKR-388